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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 9, 2001.
                                                        REGISTRATION NO. 888-[ ]
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                                  April 4, 2001

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                            INTUITIVE SURGICAL, INC.
             (Exact name of Registrant as specified in its charter)

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
         DELAWARE                                               77-0416458
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                            1340 W. MIDDLEFIELD ROAD
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 237-7000
          (Address, including zip code, and telephone number, including area code, of the Registrant's principal executive offices)


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ITEM 5. OTHER EVENTS.

Press Release Issued Regarding Patent Infringement Litigation

     On April 4, 2001, Intuitive Surgical, Inc. issued a press release commenting on the patent infringement lawsuit jointly filed with International Business Machines Corporation against Computer Motion, Inc. A copy of the press release is attached hereto as Exhibit 10.1.

ITEM 7. EXHIBITS.

Exhibit 10.1 Press Release


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                    INTUITIVE SURGICAL, INC.

                                    By:  /s/   LONNIE M. SMITH
                                         ---------------------
                                               Lonnie M. Smith
                                    President and Chief Executive Officer

                                    Date:   May 8, 2001
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